Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies	Commitments and contingencies
Commitments
The following table is a summary of our contractual obligations at December 31, 2024 that are due in each of the next five years and thereafter.

	2025	2026	2027	2028	2029	Thereafter	Total
Commitments for property, plant and equipment and intangible assets	1,747	1,133	589	304	307	1,109	5,189
Purchase obligations	711	617	381	257	240	612	2,818
Planned acquisition of Ziply Fiber	7,000	—	—	—	—	—	7,000
Leases committed not yet commenced	6	1	—	—	—	—	7
Total	9,464	1,751	970	561	547	1,721	15,014
Our commitments for property, plant and equipment and intangible assets include program and feature film rights and investments to expand and update our networks to meet customer demand.
Purchase obligations consist of contractual obligations under service and product contracts for operating expenditures and other purchase obligations.
On November 4, 2024, BCE announced that Bell Canada had entered into an agreement to acquire Ziply Fiber, the leading fibre Internet provider in the Pacific Northwest of the United States, for approximately $3.65 billion in U.S. dollars (approximately $5 billion in Canadian dollars) in cash and the assumption of outstanding net debt of approximately $1.45 billion in U.S. dollars (approximately $2 billion in Canadian dollars) to be rolled over at transaction close, representing a transaction value of approximately $5.1 billion in U.S. dollars (approximately $7 billion in Canadian dollars). The transaction is subject to certain customary closing conditions and the receipt of certain regulatory approvals including the Federal Communications Commission and approvals by state Public Utilities Commissions and, as such, there can be no assurance that the transaction will ultimately be consummated. The proposed acquisition is expected to close in the second half of 2025.
Our commitments for leases not yet commenced include real estate, OOH advertising spaces and fibre use. These leases are non-cancellable.
Contingencies
As part of its ongoing review of wholesale Internet rates, on October 6, 2016, the Canadian Radiotelevision and Telecommunications Commission (CRTC) significantly reduced, on an interim basis, some of the wholesale rates that Bell Canada and other major providers charge for access by third-party Internet resellers to fibre-to-the-node (FTTN) or cable networks, as applicable. On August 15, 2019, the CRTC further reduced the wholesale rates that Internet resellers pay to access network infrastructure built by facilities-based providers like Bell Canada, with retroactive effect back to March 2016.
The August 2019 decision was stayed, first by the Federal Court of Appeal and then by the CRTC, with the result that it never came into effect. In response to review and vary applications filed by each of Bell Canada, five major cable carriers (Cogeco Communications Inc., Bragg Communications Inc. (Eastlink), Rogers Communications Canada Inc., Shaw Communications Inc. and Videotron Ltée) and Telus Communications Inc., the CRTC issued Decision 2021-181 on May 27, 2021, which mostly reinstated the rates prevailing prior to August 2019 with some reductions to the Bell Canada rates with retroactive effect to March 2016. As a result, in Q2 2021, we recorded a reduction in revenue of $44 million in our income statements.
While there remains a requirement to refund monies to third-party Internet resellers, the establishment of final wholesale rates that are similar to those prevailing since 2019 reduces the impact of the CRTC’s long-running review of wholesale Internet rates. The largest reseller, TekSavvy Solutions Inc. (TekSavvy), obtained leave to appeal the CRTC’s decision of May 27, 2021 before the Federal Court of Appeal. On July 22, 2024, the Federal Court of Appeal issued a decision rejecting TekSavvy’s appeal of Decision 2021-181 pursuant to which the CRTC had, in May 2021, mostly reinstated wholesale Internet rates prevailing prior to August 2019. On September 30, 2024, TekSavvy sought leave to appeal that decision to the Supreme Court of Canada. The decision was also challenged in three petitions brought by TekSavvy, the Canadian Network Operators Consortium Inc. and National Capital Freenet before Cabinet, but on May 26, 2022, Cabinet announced it would not alter the decision.
In the ordinary course of business, we become involved in various claims and legal proceedings seeking monetary damages and other relief. In particular, because of the nature of our consumer-facing business, we are exposed to class actions pursuant to which substantial monetary damages may be claimed. Due to the inherent risks and uncertainties of the litigation process, we cannot predict the final outcome or timing of claims and legal proceedings. Subject to the foregoing, and based on information currently available and management’s assessment of the merits of the claims and legal proceedings pending at March 6, 2025, management believes that the ultimate resolution of these claims and legal proceedings is unlikely to have a material and negative effect on our financial statements. We believe that we have strong defences and we intend to vigorously defend our positions.